UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2017

ARO Liquidation, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31314	31-1443880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Chubb Avenue, Lyndhurst, NJ 07071
 (Address of principal executive offices, including Zip Code)

(646) 485-5410
(Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously reported, on May 4, 2016, ARO Liquidation, Inc. (f/k/a Aéropostale, Inc., the “Company”) and each of its subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code.  The chapter 11 cases are being administered jointly under the caption “In re ARO Liquidation, Inc., et al.”, Case No. 16-11275.

On August 16, 2017, the Debtors filed their monthly operating report for the period beginning June 2, 2017 and ending July 1, 2017 (the “June Monthly Operating Report”) with the Bankruptcy Court, and on September 28, 2017, the Debtors filed their monthly operating report for the period beginning July 2, 2017 and ending July 29, 2017 (the “July Monthly Operating Report”) with the Bankruptcy Court (collectively, the “Monthly Operating Reports”).  The June Monthly Operating Report and July Monthly Operating Report are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.  This Current Report on Form 8-K (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company.  The Monthly Operating Reports are limited in scope, cover a limited time period and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court.  The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States, are in a format prescribed by applicable bankruptcy laws or rules, and are subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete.  The Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act.  Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Monthly Operating Report for the period ended July 1, 2017, filed with the United States Bankruptcy Court for the Southern District of New York

99.2	Monthly Operating Report for the period ended July 29, 2017, filed with the United States Bankruptcy Court for the Southern District of New York

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2017

ARO LIQUIDATION, INC.

/s/ William A. Brandt, Jr.

William A. Brandt, Jr., Chief Restructuring Officer

Exhibit Index

Exhibit No.	Exhibit

99.1	Monthly Operating Report for the period ended July 1, 2017, filed with the United States Bankruptcy Court for the Southern District of New York

99.2	Monthly Operating Report for the period ended July 29, 2017, filed with the United States Bankruptcy Court for the Southern District of New York